Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
15.	INCOME TAXES

The components of income (loss) before income taxes are as follows:

	Year Ended December 31,
	2013	2012
Domestic	$(18,866)	$(54,153)
Foreign	175	966
	$(18,691)	$(53,187)

Benefit from income taxes consisted of the following (all amounts in thousands):

	Year Ended December 31,
	2013	2012
Current:
Federal	$0	$0
State	160	0
Foreign	130	388
Deferred:
Federal	(2,678)	(2,556)
State	(595)	(738)
Foreign	(55)	(63)
Benefit from income taxes	$(3,038)	$(2,969)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The primary sources of these differences relate to the carrying value of identified intangible assets, inventories, fixed assets, certain accruals and reserves.

Deferred income tax assets and liabilities consist of the following (all amounts in thousands):

	December 31, 2013		December 31, 2012
	Current	Non-current	Current	Non-current
Deferred tax assets:
Federal	$6,329	$7,230	$1,390	$8,256
State	886	868	563	786
Foreign	34	20	36	16
Less: valuation allowance	(2,747)	(3,175)	(689)	(3,185)
	4,502	4,943	1,300	5,873
Deferred tax liabilities:
Federal	(477)	(6,615)	(469)	(7,311)
State	(124)	(1,697)	(122)	(1,886)
Foreign	(54)	(478)	(57)	(538)
	(655)	(8,790)	(648)	(9,735)
Deferred tax assets (liabilities)	$3,847	$(3,847)	$652	$(3,862)

Principal components of our net asset representing deferred income tax balances are as follows (all amounts in thousands):

	Year Ended December 31,
	2013	2012
Intangible assets	$(3,778)	$(3,408)
Property, plant and equipment	(740)	(752)
U.S. loss carryforwards and tax credits, net (1)	8974	4,703
Subsidiary income (2)	(1,671)	(1,459)
Stock-based compensation expense	968	725
Reserves, accruals and other	1,292	805
Change in warrants fair value	877	0
Valuation allowance	(5,922)	(3,874)
Interest rate swaps	0	50
	$0	$(3,210)

(1)
The Company had federal net operating loss carryforwards amounting to approximately $13.3 million and $2.0 million at December 31, 2013 and 2012, respectively. The net operating loss carryforward at December 31, 2013 expires in fiscal years 2025 through 2033. Internal Revenue Code Section 382 limits utilization of these losses to $3.2 million per year. It is possible that future changes in ownership could result in changes to the amounts allowed by IRC Section 382. State net operating loss carryforwards amounted to approximately $2.0 million and $1.0 million as of December 31, 2013 and 2012, respectively.

(2)
A deferred tax liability has been recorded for income taxes which may become payable upon distribution of earnings of CTSAS, our French subsidiary. The estimated amount of tax that might be payable with regard to any distribution for foreign subsidiary earnings is reported net of foreign taxes paid, which are creditable against our domestic tax liability. We do not permanently reinvest our foreign subsidiary’s earnings. The Company continually evaluates our assertion; if our foreign business needs change, so may our assertion.

Income taxes computed using the federal statutory income tax rate differs from our effective tax rate primarily due to the following (all amounts in thousands):

	Year Ended December 31,
	2013	2012
Provision for federal income taxes expected at 34% statutory rate	$(6,355)	$(18,083)
Increase (reduction) resulting from:
Tax on global activities	2	38
State income taxes, less federal income tax benefit	(287)	(518)
Exempt interest	728	0
Change in valuation allowance	3,507	0
Goodwill impairment loss	57	15,615
Prior year true up	(715)	(33)
Other	25	12
Benefit from income taxes	$(3,038)	$(2,969)